A u g u s t 2 0 2 3 The Future of Breeding C h a n g i n g t h e S p e e d o f T r a i t D e v e l o p m e n t™ 1

Cautionary Statements Regarding Forward Looking Information This presentation contains forward looking statements based on current assumptions and forecasts made by Cibus Management Except as provided by law, this company assumes no obligations whatsoever to update these forward-looking statements or to conform them to future events or developments. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual results, financial situations, development or performance of the company and the estimates given here. These factors include those discussed in Cibus’ public reports which are available at Cibus.com. See slide 20 for detailed disclaimers, term definitions, data sources & assumptions. 2

Business Model Royalty Model Develop - License Crop Traits - 6 Trait Pipeline: Disease, Weeds. Agronomy Example Customers Highlights Technology Cibus’ Trait Machine™ - The first standardized semi-automated end-to-end gene editing/breeding system - Analog-to-Digital Type Scale Change - Over 400 issued or pending patents . Founded 2001 Employees ~250 Headquarters San Diego, CA Products Productivity Traits - Improved yields, lower costs, less chemicals, healthier plants Sustainable Ingredients -Low Carbon, lower environmental impact, aligned with corporate climate goals. Technology Gene Ed ting Trait Machine™ - First stan ardized, en -to- nd gene editing/breed ng syst m -Analog to digital type change in breeding -Over 400 issued and pending patents Leaders in Non-GMO Gene Editing in Agriculture

4 Yield (Slope) Drivers . Seeds (Germplasm) Improvements . Productivity Traits .Chemicals (Insecticides & Fungicides) Cibus’ Products are Traits that Increase Productivity Productivity Traits are “Genetic Products” that Increase Yields, Lower Costs - Trait Fees or Royalties are Paid as a % Productivity Gains from a Trait Required Yield for Sustainability Projected Yield Yield Trends Are Insufficient to Double Global Crop Production by 2050, Deepak K. Ray, Nathaniel D. Mueller, Paul C. West, Jonathan A. Foley (PLoS One. 2013; 8(6): e66428)

5 Experienced Management Team Rory Riggs CEO, CHAIRMAN CO-FOUNDER Peter Beetham, PhD COO, PRESIDENT CO-FOUNDER Greg Gocal, PhD EVP, CHIEF SCIENTIFIC OFFICER, CO-FOUNDER Noel Sauer, PhD SVP, HEAD OF R&D Wade King, MD CHIEF FINANCIAL OFFICER 5 Steve Berreth, JD General Counsel,

6 6 Farmers Challenged by the impacts of Environment & Climate change Seed Co’s Trait Developers TURN TO WHO TURN TO - They Develop New Traits - License Trait IP - Are Paid Royalties They Compete on Traits Improved Productivity. Farmers pay Trait Fees. Our Business Developing Productivity Traits that We License to Seed Co’s Core Technology: Non-GMO Gene Editing.

The Product/Customer Process Trait Commercialization Follows a Multi-Step Process Commercialization Process Begins after Sign-off on Trait with Customer Step #3 - Commercialize Product – Trait Registration, Seed Bulk Up & Launch Transfer Edited Seeds to Customer - who completes Seed Registration trials Seed Multiplication (Bulk-up) and Trait Launch Step #2 - Initiate Commercial Process – Edit Customer’s Seed with Trait Customer Transfers Elite Germplasm to Cibus Cibus Edits Trait in Elite Germplasm Successful Greenhouse Trials (by Cibus) Successful Field Trial Validation (by Customer) Step #1 - Developing a Trait (3 to 5 Years) Using Trait Machine Process - Develop New Trait Successfully Edit & Validate Trait in Crop Successful Field Trials of Edited Trait In Crop Complete Trait Dossier for License to Seed Co. Commercialization Process Product Process Step #2,3 Customers: Canola: PSR - 10 Rice: HT1, HT3 - 3

Canola, Rice, Soybean are Cibus' Initial Crops

These are the Initial Crops for Cibus' Trait Machine Process



Together, These Crops Represent a 260 MM Acre Addressable Trait Market

Trait Platform


Operational

Operational

Canola/ WOSR

Market 50 MM ACRES

Trait Pipeline 4 Traits

Trait Platform


Operational

Operational

Rice

Market 10 MM ACRES

Trait Pipeline 3 Traits

To Come


2H 2023

Est. H2 2023*

Soybean

Market 200 MM ACRES

Trait Pipeline 2 Traits

* Cibus' Soybean Platform is not operational. It is expected to be operational in H2 2023.
Trait Machine Operational means a validated Trait Machine Process has been established.
Market acres are for North America, South America, Europe & Australia

Note: See slide 20 for term definitions, data sources & assumptions.

CIBUS 8

9 Cibus has a Strong Pipeline of 5 Productivity Traits Several Traits are Multi-Crop Cibus has an Established Customer Base for Each Trait in Each Crop 9 Note: See slide 20 for term definitions, data sources & assumptions Canola includes Canola. Winter Oilseed Rape and Carinata. Field Trials Years indicate maturity. After Trait Validation, Field Trials continue with customer specific Lines.

Disease & Pest Traits (Like *Sclerotinia)* are Key Targets

20% to 40% of Annual Crop Production (~$290B) is lost to Disease & Pests

Trait Fees are Paid for % Yield Improvement for Controlling Losses from Diseases or Pests

"Bt Traits" Earn Trait Fees for Lowering Losses from a Wide Range of Pests.



Crop
Corn
Cotton
Soy
Pest
Corn Rootworm
Cotton Bollworm
Soybean Looper

$2.6 B	$0.5 B	$0.7 B

Annual Trait Fees
(Crop by Crop 2020 est.)

Bt Trait is used on >300 MM Acres

The Bt Trait Market	
Trait Fees (Per Acre)	$10-$20
Trait Fee Acres	> 300 MM
Annual Trait Fees	~$4 B

Note: Bt Trait is presented as an example. It is not owned by Cibus. It is owned and licensed by several seed companies
See slide 20 for term definitions, data sources & assumptions.
* Trait Fee acreage information are 2020 estimates based on data from Agbioinvestor, US Gov., BCG & 3rd party consultants. Traits are predominantly GMO traits in North & South America.



CIBUS 10

Proprietary Technology Platform has Enabled Pipeline

Cibus' Trait Machine Process Materially Changes the Speed of Developing New Traits

Conventional Trait Development Average:	**12 to 15 Years (or Decades)**
GMO Trait Development (Breeding!) Average:	**~16.5 Years, $115 Million**
Trait Machine Process Average:	**~3 to 5 Years**

Semi-Automated High Throughput Plant Breeding System

Ideation → **Molecular Discovery** → **Initiate Edits** → **Greenhouse Confirmation** → **Field Validation**



Ideation	Molecular Discovery	Initiate Edits	Greenhouse Confirmation	Field Validation
	Design/Develop Target Edits	Molecular Confirmation	Phenotype Confirmation	Phenotype Validation
	6 to 12 Months	12-18 Months	6 to 12 Months	1 to 2 Years

Note: Crop Life International, Philips McDougal Study, 2021.

CIBUS 11

Trait Machine is Also Key to Commercial Model Note: See slide 20 for term definitions, data sources & assumptions * Canola includes Canola, Winter Oilseed Rape and Carinata. Let’s Cibus Edit Traits Directly into Market-Ready Seeds: Customers Transfer Market-Ready Seeds Cibus Returns Market-Ready Seeds with Cibus Trait OutIn Single Cell Commercial Plant Cibus’ Oberlin Facility (Opened June 2023) Operational for Canola* & Rice Trait Machine” Process 12 Customer’s Elite Germplasm (with Specific Cibus Trait) Customer’s Elite Germplasm (market ready plant line)

13 Canola is Cibus’ Lead Crop Trait Fee Acres (est.) Trait Fee (est. per acre) Pod Shatter (PSR): Launching 28 MM $5 - $10 Sclerotinia Resistance 30 MM $10 - $15 Herbicide Tolerance #2 (HT2) 20 MM $7 - $12 Nutrient Use Efficiency (NUE) 46 MM $5-$15 13 Current Customers*: 10 Canola Seed Co’s (~20 MM Acres) Commercial Activity: The 1st Trait - PSR is Launching, Initial Transfer to Nuseed for US Mkt. Canola OSR ~50 MM Acres Initial Traits Sclerotinia and HT#2 are Multi-Crop Traits ~78 MMTotal Trait Fee Acres are for in the specific trait in Canola/WOSR in N.A. Europe and Australia Note: See slide 20 for term definitions, data sources & assumptions. *Customer means Customer elite germplasm transferred for edit and commercialization. Canola refers to both Canola, Winter Oilseed Rape and Similar crops. Transfers of PSR to 6 Customers Expected in 2023, Another 3 Expected in 2024 ~$725- $875 ~$200 ~$300-$450 ~$225 Trait Royalty Market ($ MM, est.)

Sclerotinia is Gene Editing’s 1st Disease Trait Sclerotinia is the Most Destructive Disease for Canola with Losses from 5% to 100% Sclerotinia Impact Can Measured Similar to the Bt Trait based on Bushels Lost Fungicide Breakeven. • From Canola Council of Canada: The general rule is that yield loss is roughly half of the “incidence rate” (which is the percentage of plants infected in a field). If 10 per cent of plants are infected, yield loss will be five per cent. https://www.canolacouncil.org/canola-watch/fundamentals/factors-in-the-sclerotinia-spray-decision Sclerotinia Resistance is a Disease Trait that is measured by its Direct Impact on a Farmer’s Output 14

1515 Rice is a Key Crop for Initial Revenues Current Customers*: 3 Rice Seed Co’s (~5 MM Acres) Commercial Activity: 1st 2 Traits (HT1, HT3) Launching, Initial Transfer to Nutrien for US Mkt. Trait Fee Acres (est.) Trait Fees (est. per acre) HT1, HT3: Launching 8 MM ~$20-$25 Herbicide Tolerance #2 (HT2) 4 MM $5-$10 Nutrient Use Efficiency (NUE) ~$150 ~8 MM ~$150 Total Trait Fee Acres are for in the specific trait in Rice in N.A., S.A. Europe Note: See slide 20 for term definitions, data sources & assumptions. * Customer means initial collaboration signed. customer elite germplasm transferred. HT1 & HT3 are Expected to be Alternated in Use Rice ~10 MM Acres Transfers of Elite Germplasm with HT1, HT3 to 2 Customers in 2023. The Other 2 Expected in 2024 Developed Traits Trait Royalty Market ($ MM, est.)

16 Trait Fee Acres (est.) Trait Fees (est. per acre) Sclerotinia Resistance 50 MM ~$10-$15 Herbicide Tolerance #2 (HT2) 75 MM ~$5-$7 Nutrient Use Efficiency (NUE) 46 MM 16 ~$500-$750 Platform ~$375 r i i l r ( ) Soybean ~200 MM Acres Sclerotinia Resistance - Est. Market is $500-$750 MM in Royalties Soybean Expected to be Cibus’ 1st Blockbuster Crop Trait Fee Acres are for in the specific trait in Soybean in N.A., S.A., Europe Blockbuster Crop means traits used on over 100 Million acres. Note: See slide 20 for term definitions, data sources & assumptions. * Customer means initial collaboration signed. Customer elite germplasm transferred Sclerotinia & HT2 are Multi-Crop Traits ~125 MM Trait Royalty Market ($MM,est.) Total Lead Customer*: GDM (Soybean Market Leader in SA) Commercial Activity: None Yet - Lead Trait Sclerotinia Resistance in Field Trials in Canola Advanced Traits ~$875- $1,125

Guidance: Royalty Markets for Cibus' Trait Pipeline

Trait Market Estimates for Initial Traits in Canola, Rice & Soybean

Initial 3 Crops and 5 Traits, Est. Mkt ~ $1.7 to $2.1 Billion in Royalties

Canola & Rice: $875-$1,025MM

Canola*
TRAIT #1 - PSR
Developed
& Launching

- $200 MM
- $300 MM to $600 MM
- $225 MM

Rice
TRAITS #2 & #3
HT1, HT3
Developed
& Launching

- $150 MM



Developed
(~$350 MM)
HT1, HT3
(Rice)
PSR
Sclerotinia
(Soybean)
Sclerotinia
(Canola)
HT2
(Canola)
HT2
(Soybean)

Soybean*: $875-$1,125MM

- $500 MM to $750 MM — Both Traits in Greenhouse/Field Stage in Canola
- $375 MM

. * *Sclerotinia* Trait Fees range from 1/3 Fungicide Cost to Bt trait equivalent per acre times est. impacted acres in Canola & Soybean.
Note: See slide 20 for term definitions, data sources & assumptions.

CIBUS 17

Guidance: 2H 2023 Operational Milestones • Note: See slide 20 for term definitions, data sources & assumptions. • Soybean platform is not operational yet. It is estimated to be operational in 2H 2023. Confirming Our Lead Trait: “Sclerotinia Resistance” & Our Largest Platform: “Soybean” Ending 2023 with 3 Major Platforms Operational and a Commercial Pipeline of Traits 18

19 2024 is Also Key Year in Global Regulations New Gene Editing Regulations in Place Positive Policy Processes Underway Positive Policy Discussions Note: Cibus traits are developed without integrating foreign DNA in the process or product. in key target markets including the United States, the new gene editing regulations are specifically separating Cibus traits from GMO (Genetically Modified Organisms) and regulating Cibus Traits similarly to traits from conventional breeding. Gene Editing is One of the Only Tools that Can Provide the Speed & Scale to Address Challenges of Climate. EU Expected Vote to Regulate Cibus Traits as “Conventional-Like”

25 Disclaimer Company Data, Projections & Terms crops. They may be for a single MOA or Multiple MOA’s. 1. A Customer is defined as a seed company that has already transferred its elite germplasm to Cibus under an editing collaboration agreement for a specific trait. 2 Developed means validated field trials (Canola PSR, rice HT1, HT3); Advanced development means editing process underway with known edit targets. 3 Bt refers to Bacillus thuringiensis that is a species of bacteria that lives in soil 4. HT1, HT2 & HT3 refer to up 3 different herbicide tolerance traits 5 Total Market Acres and Trait Fee Acres are company estimates based on industry sources. There can be no assurance that Trait Fee Acres can be achieved. 6. Trait Machine Platforms are operational in canola and rice. Soybean is expected to be operational in H2 2023. 7 Trait Royalty Market is determined by multiplying the Est. Trait Fee Acres by the Est. Trait Fees for a specific Cibus trait in a specific geography or geographies. 8. Shipping means traits are transferred to customers in a customer’s elite germplasm. 9. MOA refers single mode of action for a complex trait. 10. Complex traits refers to traits consisting of multiple modes of action. Greenhouse confirmation of a complex trait may refer to a single MOA or Multiple MOA’s. 11. Initiate Edits means that the editing process has begun for the trait in the specific Securities Law Matters This presentation has been prepared by Cibus, Inc. (the "Company"), and the Company is responsible for its contents. It shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this presentation is truthful or complete. Any representation to the contrary is a criminal offense. Trade names, trademarks and service marks of other companies that appear are the property of their respective holders and do not imply a relationship with, or endorsement or sponsorship of us, by these other companies. Solely for convenience, trademarks and trade names in this presentation appear without the ™ and ® symbols, but any such failure to appear should not be construed as indicating that their respective owners will not assert their rights with respect thereto. Cibus has over 400 patents issued or filed. Industry and Market Data Information about market and industry statistics contained in this presentation is included based on information available to the Company that it believes is accurate in all material respects. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. The Company has not reviewed or included data from all sources, and the Company cannot assure potential investors of the accuracy or completeness of the data included in this presentation. Forecasts and other forward-looking information obtained from these sources, including estimates of future market size, revenue and market acceptance of products and services, are subject to the same qualifications and the additional uncertainties accompanying any forward-looking statements. Acreage Data This presentation has 2 available acreage calculations: TAM-Total Trait Fee Acres and Trait Fees Acres. These are based on the company’s estimate of total hybrid acres available in: North America, South America & Europe for each crop. European acres are not currently Trait Fee. These acres depend on a favorable outcome of the current EU Parliamentary process. They are shown to show the potential increase in available acres if the EU were to pass the proposed legislation. The EU is expected to advance its legislative process for its proposed legislation. Intellectual Property “Cibus,” “RTDS,” “Rapid Trait Development System,” “FALCO,” “SU Canola,” “Nucelis,” “ASAP,” “A Different Breed,” “Trait Machine,” “Inspired by Nature,” “Driving Sustainable Agriculture,” “Reshaping Crop Protection,” “Reinventing Trait Development”, “Timebound & Predictable”, “Driving Trait & Breeding Innovation”, “Future of Breeding”, the Cibus logo and other trademarks or service marks of Cibus appearing in this presentation are the property of Cibus. 12. Greenhouse Data means greenhouse confirmation for a single mode action or multiple modes of action for a trait. 13. Trait Machine Operational means a validated Trait Machine Process established 3rd Party Data 14. Trait Fee information are 2020 estimates based on data from Agbioinvestor, US Gov., BCG & 3rd party consultants. Traits are predominantly GMO traits in North & South America. 20

This presentation contains “forward-looking statements” within the meaning of applicable securities laws, including The Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included herein, including statements regarding the benefits of the merger, Cibus, Inc.'s ("Cibus") operational and financial performance, and Cibus’ strategy, future operations, prospects and plans, are forward-looking statements. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “intend”, “expect,” “plan,” “scheduled,” “could,” “would” and “will,” or the negative of these and similar expressions. These forward-looking statements are based on the current expectations and assumptions of Cibus’ management about future events, which are based on currently available information. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict and beyond the control of Cibus. There are many factors that could cause Cibus’ actual results, level of activity, performance or achievements to differ materially from those expressed or implied by forward- looking statements, including factors related to: (i) risks associated with the possible failure to realize certain anticipated benefits of the transactions contemplated by the merger (the “Transactions”); (ii) the effect of the completion of the Transactions on Cibus’ business relationships, operating results and business generally; (iii) the outcome of any litigation or Transactions; (iv) changes in expected or existing competition; (v) challenges to Cibus’ intellectual property protection and unexpected costs associated with defending Cibus’ intellectual property rights; (vi) increased or unanticipated time and resources required for Cibus’ platform or trait product development efforts; (vii) Cibus’ reliance on third parties in connection with its development activities; (viii) Cibus’ ability to effectively license its productivity traits and sustainable ingredient products; (ix) the recognition of value in Cibus’ products by farmers, and the ability of farmers and processors to work effectively with crops containing Cibus’ traits; (x) challenges associated with Cibus’ ability to produce high-quality plants and seeds cost effectively on a large scale; (xi) Cibus’ need for additional funding to finance its activities and challenges in obtaining additional capital on acceptable terms, or at all; (xii) Cibus’ dependence on distributions from Cibus Global, LLC to pay taxes and cover Cibus’ corporate and overhead expenses; (xiii) regulatory developments that disfavor or impose significant burdens on gene-editing processes or products; (xiv) Cibus’ ability to achieve commercial success; (xv) commodity prices and other market risks facing the agricultural sector; (xvi) technological developments that could render Cibus’ technologies obsolete; (xv) changes in macroeconomic and market conditions; (xvi) dislocations in the capital markets and challenges in accessing liquidity and the impact of such liquidity challenges on Cibus’ ability to execute its business plan; and (xvii) other factors discussed in “Risk Factors of Cibus, Inc.” filed as Exhibit 99.3 with Cibus’ Current Report on Forma 8-K filed on June 1, 2023, and any additional “Risk Factors” identified in Cibus’ subsequent reports on Forms 10-q and 8-K filed with the SEC. In addition to these factors, other known and unknown risks and uncertainties may adversely affect such forward-looking statements and cause Cibus’ actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. In addition, the forward-looking statements included in this press release represent Cibus' views as of the date hereof. Cibus specifically disclaims any obligation to update such forward-looking statements in the future, except as required under applicable law. These forward-looking statements should not be relied upon as representing Cibus' views as of any date subsequent to the date hereof. Forward Looking Statements 21